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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004

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                                   FORM 8-K

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                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) October 1, 1999


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                             Frontier Corporation
            (Exact name of registrant as specified in its charter)


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            New York                     1-4166                   16-0613330
 (State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
  incorporation or organization)    Identification No.)

    180 South Clinton Avenue                                      14646-0700
      Rochester, New York                                         (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code (716) 777-1000




























Item 4.  Changes in Registrant's Certifying Accountants.

(a) Previous independent accountants

(i)  On October 1, 1999, Frontier Corporation dismissed
PricewaterhouseCoopers LLP as its independent accountants. The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

(ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with its audits for the two most recent fiscal years and through October 1, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent fiscal years and through October 1, 1999, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated October 5, 1999, is filed as
Exhibit 99 to this Form 8-K.

(b)  New independent accountants

(i) The Registrant engaged Arthur Andersen LLP as its new independent accountants as of October 1, 1999. During the two most recent fiscal years and through October 1, 1999, the Registrant has not consulted with Arthur Andersen LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Arthur Andersen LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.










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Item 7.  Financial Statement and Exhibits.

     (c)  Exhibits.

          99   Letter, dated October 5, 1999, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.










































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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FRONTIER CORPORATION



Dated:  October 7, 1999                  By:   /s/ Martin T. McCue
                                             --------------------------------

                                      Name:    Martin T. McCue
                                      Title:   Senior Vice President
                                               and General Counsel
































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